Income Taxes	9 Months Ended
Sep. 30, 2025
Income Taxes [Abstract]
Income Taxes

Note 13. Income Taxes

The Company is subject to taxation in the U.S. and various state jurisdictions. The Company’s effective tax rate of zero percent is calculated quarterly based upon current assumptions relating to the full year’s estimated operating results and various tax-related items. Each quarter, an estimate of the annual effective tax rate is updated should the Company revise its forecast of earnings based upon its operating results. If there is a change in the estimated effective annual tax rate, a cumulative adjustment is made.

The difference between the effective tax rate of zero percent and the U.S. federal statutory rate of 21.0% for the three and nine months ended September 30, 2025 and 2024 was due to changes in the valuation allowance, which entirely offsets the Company’s net deferred tax assets. As of September 30, 2025, the Company determined that, based on an evaluation of the Company’s history of net losses and all available evidence, both positive and negative, including the Company’s latest forecasts and cumulative losses in recent years, it was more likely than not that none or substantially none of the Company’s deferred tax assets would be realized and, therefore, the Company continued to record a valuation allowance.